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                                   EXHIBIT 21

                            SUBSIDIARIES OF CAMPBELL

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        NAME OF SUBSIDIARY AND NAME
       UNDER WHICH IT DOES BUSINESS                                 JURISDICTION OF INCORPORATION
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
AB Australasia Pty Limited                                       Australia
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Arnott's Biscuit Company Singapore Pte Limited                   Singapore
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Arnotts Biscuits Holdings Pty Limited                            Australia
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Arnott's Biscuits Limited                                        Australia
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Arnott's Biscuits Holding (PNG) Pty. Ltd.                        New Guinea
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Arnotts Limited                                                  Australia
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Arnott's New Zealand Limited                                     New Zealand
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Arnott's Philippines, Inc.                                       Philippines
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Arnott's Sales Pty Limited                                       Australia
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Aulsebrooks Limited                                              New Zealand
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Campbell Cheong Chan Malaysia Sdn. Bhd                           Malaysia
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Campbell Coordination Center                                     Belgium
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Campbell EU Investment Company                                   Delaware
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Campbell EU Investment 2 Company                                 Delaware
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Campbell Finance Corp.                                           Delaware
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Campbell Foods Belgium N.V. - S.A.                               Belgium
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Campbell Foodservice Company                                     Pennsylvania
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Campbell France Holding SAS                                      France
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Campbell France S.A.S.                                           France
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Campbell Generale Condimentaire                                  France
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Campbell Grocery Products Limited                                United Kingdom
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Campbell Investment (Australia) Pty. Limited                     Australia
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Campbell Investment Company                                      Delaware
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Campbell Investment Company of Canada                            Canada
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

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
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        NAME OF SUBSIDIARY AND NAME
       UNDER WHICH IT DOES BUSINESS                                 JURISDICTION OF INCORPORATION
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
Campbell Japan, Incorporated                                     Japan
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Campbell MFG 1 Company                                           Delaware
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Campbell MGF 2 Company                                           Delaware
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Campbell Netherlands Holding B.V.                                Netherlands
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Campbell Sales Company                                           New Jersey
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Campbell Soup Asia Limited                                       Hong Kong
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Campbell Soup Company Ltd                                        Canada
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Campbell Soup Ireland Limited                                    Ireland
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Campbell Soup Sweden AB                                          Sweden
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Campbell Soup Supply Company L.L.C.                              Delaware
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Campbell Soup UK Limited                                         United Kingdom
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Campbell Southeast Asia Sdn Bhd                                  Malaysia
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Campbell Australasia Pty. Limited                                Australia
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Campbell's de Mexico S.A. de C. V.                               Mexico
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Campbell's Germany GmbH                                          Germany
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Campbell's Netherlands B.V.                                      Netherlands
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Campbell's U.K. Limited                                          United Kingdom
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CANEB LLC                                                        Delaware
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Continental Foods S.A. (France)                                  France
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CSC Brands LP                                                    Delaware
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CSC Standards, Inc.                                              New Jersey
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CSC UK Limited                                                   United Kingdom
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Eugen Lacroix Grundstuecksverwaltungsgesellschaft mbH            Germany
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Eugen Lacroix GmbH                                               Germany
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Godiva Brands, Inc.                                              Delaware
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Godiva Belgium N.V. -- S.A.                                      Belgium
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Godiva Chocolatier (Asia) Limited                                Hong Kong
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Godiva Chocolatier, Inc.                                         New Jersey
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


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        NAME OF SUBSIDIARY AND NAME
       UNDER WHICH IT DOES BUSINESS                                 JURISDICTION OF INCORPORATION
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
Godiva Chocolatier of Canada Ltd.                                Canada
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Godiva France S.A.                                               France
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Godiva Japan, Incorporated (formerly Campbell Nakano, Inc.)      Japan
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Godiva U.K. Limited                                              United Kingdom
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Gourmand Japan, Inc.                                             Japan
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Immobiliaria Campbell's de Mexico, S.A. de C.V.                  Mexico
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Joseph Campbell Company                                          New Jersey
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Pepperidge Farm, Incorporated                                    Connecticut
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PF Brands, Inc.                                                  Delaware
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PT Arnott's Indonesia                                            Indonesia
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Royco Voedingsmiddelenfabrieken B.V.                             Netherlands
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Sinalopasta S.A. de C.V.                                         Mexico
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Stockpot Inc.                                                    Washington
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

The foregoing does not constitute a complete list of all subsidiaries of the registrant. The subsidiaries that have been omitted do not, if considered in the aggregate as a single subsidiary, constitute a "Significant Subsidiary" as defined by the SEC.